UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2017

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 19, 2017, Asbury Automotive Group, Inc. (the "Company") held its 2017 annual meeting of stockholders (the "Annual Meeting"). The matters upon which the stockholders voted are set forth below.

Proposal 1

The three Class III director nominees named in the Company's proxy statement were elected, each to hold office until the 2019 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Juanita T. James	17,997,131	17,816	966,855
Craig T. Monaghan	18,000,702	14,245	966,855
Thomas J. Reddin	18,002,254	12,693	966,855

Proposal 2
The proposal to approve the material terms of the performance goals under the Asbury Automotive Group, Inc. 2012 Equity Incentive Plan, as amended, was approved based on the following votes:

For	17,931,506
Against	80,234
Abstain	3,207
Broker Non-Votes	966,855

Proposal 3

The proposal to approve an advisory resolution on the compensation of the Company’s named executive officers was approved based on the following votes:

For	17,730,112
Against	282,271
Abstain	2,564
Broker Non-Votes	966,855

Proposal 4

The proposal for the "1 year" option for the advisory vote on the frequency of future advisory votes on executive compensation was approved based on the following votes:

1 Year	15,125,612
2 Years	101,052
3 Years	2,786,424
Abstain	1,859
Broker Non-Votes	966,855

Proposal 5

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was approved based on the following votes:

For	18,903,111
Against	72,756
Abstain	5,935
Broker Non-Votes	0

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast “for” than “withheld”), and each was elected to serve for a term of two years.

Proposal 2 received the affirmative vote of a majority of votes cast and therefore passed. The Asbury Automotive Group, Inc. 2012 Equity Incentive Plan, as amended, was filed with the Securities and Exchange Commission on March 21, 2017 as Appendix A to the Company's definitive proxy statement and is incorporated herein by reference.

Proposal 3 received the affirmative vote of a majority of votes cast and therefore passed.

Proposal 4 received the affirmative vote of a majority of votes cast and therefore passed. The Company has determined that it will hold an advisory vote to approve the compensation of its named executive officers every year until the next required vote on the frequency of the advisory vote on the compensation of the Company's named executive officers.

Proposals 5 received the affirmative vote of a majority of votes cast and therefore passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 21, 2017	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary